                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2005

                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-50516                13-4104684
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)             File Numbers)         Identification No.)

       3 Times Square, 12th Floor
              New York, NY                                             10036
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(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (212) 824-3100

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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

      On May 5, 2005, Eyetech Pharmaceuticals, Inc. issued a press release with respect to Canadian regulatory approval of Macugen(R) (pegaptanib sodium injection) in the treatment of neovascular age-related macular degeneration.

      On May 5, 2005, Eyetech Pharmaceuticals, Inc. issued a press release with respect to data from studies of Macugen in treatment of diabetic macular edema and other diabetic retinopathy lesions.

      The full press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

      The furnishing of the attached information is not an admission as to the materiality of any of the information set forth therein or herein.

      The information in this Item 7.01 of Form 8-K (including exhibits) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2005                     EYETECH PHARMACEUTICALS, INC.

                                       By:    Glenn P. Sblendorio
                                              ----------------------------------
                                       Name:  Glenn P. Sblendorio
                                       Title: Senior Vice President, Finance and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                             Description
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99.1              Press release dated May 5, 2005 with respect to Canadian
                  regulatory approval of Macugen(R) (pegaptanib sodium
                  injection) in the treatment of neovascular age-related macular degeneration

99.2 Press release dated May 5, 2005 with respect to data from studies of Macugenin treatment of diabetic macular edema and other diabetic retinopathy lesions